SUBSCRIPTION AGREEMENT

EFactor Group Corp.

605 Market Street, Suite 600San Francisco, CA 94105

Gentlemen:

The undersigned (the “Purchaser”) hereby confirms its agreement with you as follows:

1. This Subscription Agreement, including the Terms and Conditions For Purchase of Shares attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between EFactor Group Corp., a Nevada corporation (the “Company”), and the Purchaser.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of [●] shares (individually, a “Share” and collectively, the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”) for a purchase price of $[●] per Share (the “Purchase Price”).

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, File No. 333-192574 (including the prospectus contained therein (the “Prospectus”), the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) and (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Purchaser on or prior to the date hereof.  If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) (the “462(b) Registration Statement”), then any reference herein to the Registration Statements shall also be deemed to include such 462(b) Registration Statement.

4. The Company and the Purchaser agree that the Purchaser will purchase from the Company and the Company will issue and sell to the Purchaser the Shares set forth below for the aggregate purchase price set forth below.  The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Purchaser acknowledges that the Offering is not being underwritten by the placement agent (the “Placement Agent”) named in the Prospectus and that there is no minimum offering amount.

5. The manner of settlement of the Shares purchased by the Purchaser shall be as follows:

(I)

WITHIN ONE (1) BUSINESS DAY OF THE DATE OF THIS AGREEMENT, THE PURCHASER SHALL WIRE IMMEDIATELY AVAILABLE FUNDS TO A NON-INTEREST BEARING ESCROW ACCOUNT MAINTAINED BY THE COMPANY, THE PLACEMENT AGENT AND A THIRD PARTY ESCROW AGENT IN ACCORDANCE WITH THE

FOLLOWING WIRE INSTRUCTIONS: [_______________________].

(II)

AT THE CLOSING (AS DEFINED IN SECTION 3.1 OF ANNEX I), THE COMPANY SHALL AUTHORIZE PACIFIC STOCK TRANSFER (THE “TRANSFER AGENT”), THE TRANSFER AGENT FOR THE COMPANY, TO ISSUE AND DELIVER WITHIN 3 BUSINESS DAYS OF THE CLOSING, CERTIFICATES REPRESENTING THE SHARES REGISTERED IN THE PURCHASER’S NAME TO THE ADDRESS SET FORTH FOR THE PURCHASER ON THE SIGNATURE PAGE TO THIS AGREEMENT.

IT IS THE PURCHASER’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER IN A TIMELY MANNER.  IF THE PURCHASER DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE PURCHASER OR THE PURCHASER MAY BE EXCLUDED FROM THE OFFERING ALTOGETHER.

6. The Purchaser represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a Financial Industry Regulatory Authority, Inc. (“FINRA”) member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Purchaser nor any group of Purchasers of which the Purchaser is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions: _______________________________________________.  (If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7. The Purchaser represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus, dated [●], 2014, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.

8. No offer by the Purchaser to buy the Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

[Signature Page Follows.]

Number of Shares:

Purchase Price Per Share: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:  ________ __, 2014

PURCHASER

By:

Print Name:

Title:

Address:

Agreed and Accepted

this ___ day of _________, 2014

EFACTOR GROUP CORP.

By:

Name:Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of the Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares; Placement Agent.

2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, upon the terms and conditions set forth herein, the respective number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 Purchaser acknowledges that the Company has agreed to pay Monarch Bay Securities, LLC (the “Placement Agent” or “Monarch Bay”) a fee (the “Placement Fee”) in respect of the sale of Shares to the Purchaser.

2.3 The Company has entered into a Placement Agent Agreement, dated ______ __, 2014  (the “Placement Agreement”), with the Monarch Bay that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Purchaser, which shall be a third party beneficiary thereof.  The Company confirms that neither it nor any other person acting on its behalf has provided the Purchaser with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as will be disclosed in the Prospectus and the Company’s Form 8-K filed with the Commission in connection with the Offering.  The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.

3. Closings and Delivery of the Shares and Funds.

3.1 Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Purchaser will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company shall cause its Transfer Agent to issue and deliver to the Purchaser the number of Shares set forth on the Signature Page registered in the name of the Purchaser or, if so indicated on the Purchaser Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Purchaser and, (b) the aggregate purchase price for the Shares being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to a non-interest bearing escrow account maintained by the Company, the Placement Agent and a third party escrow agent (“Escrow Agent”).

3.2 Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Shares to the Purchaser shall be subject to: (i) the receipt by the Escrow Agent of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and

(ii) the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing Date.

3.3 Conditions to the Purchaser’s Obligations.  The Purchaser’s obligation to purchase the Shares will be subject to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Placement Agreement have not been satisfied.

3.4 Delivery of Funds.  No later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall wire the aggregate Purchase Price for the Shares being purchased by the Purchaser to a non-interest bearing escrow account maintained by the Company, the Placement Agent and a third-party escrow agent in accordance with wire instructions provided by the Placement Agent.  The aggregate Purchase Price will be distributed to the Company and the Placement Agent in accordance with the terms of a Placement Agent Agreement, dated ______ __, 2014 between the Placement Agent and the Company and the terms of an Escrow Agreement, dated _________ __, 2014 among an ___________, as escrow agent, the Placement Agent and the Company.

3.5 Delivery of Shares.  At the Closing, the company shall authorize the Transfer Agent for the company, to issue and deliver within 3 business days of the Closing, certificates representing the shares registered in the purchaser’s name to the address set forth for the Purchaser on the signature page to this Agreement.

4. Representations, Warranties and Covenants of the Purchaser.  The Purchaser acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent that:

4.1 The Purchaser (a) has answered all questions on the Signature Page and the Purchaser Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (b) in connection with its decision to purchase the number of Shares set forth on the Signature Page, has received and is relying solely upon the Disclosure Package and the documents incorporated by reference therein.

4.2 The Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issuance, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Prospectus.

4.3 (a) The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Purchaser understands that nothing in this Agreement, the Prospectus or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.5 Since the time at which the Placement Agent first contacted the Purchaser about the Offering, the Purchaser has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities), and has not violated its obligations of confidentiality.  The Purchaser covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales) or disclose any information about the contemplated Offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Purchaser agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

4.6 The investment in the Shares is being made in the ordinary course of the Purchaser’s business.  In connection with the investment in the Shares, the Purchaser is not acting as a market intermediary and the Purchaser has no current understanding or arrangement for the distribution of the Shares.

5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein will survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.  The Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Purchaser in Section 4 hereof.

6. Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a) if to the Company, to:

EFACTOR GROUP CORP.

605 Market Street, Suite 600San Francisco, CA 94105

 Fax: ____________________

Attention: ________________

with copies to:

Ellenof Grossman & Schole LLP

________________________

________________________

Fax: ____________________

Attention: ________________

(b) if to the Purchaser, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

8. Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Purchaser acknowledge and agree that the Company shall deliver its counterpart to the Purchaser along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12. Confirmation of Sale.  The Purchaser acknowledges and agrees that the Purchaser’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Shares to the Purchaser.

13.

Press Release.  The Company and the Purchaser agree that the Company shall issue a press release announcing the Offering and disclosing all material terms and conditions of the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

14. Termination.  In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

EXHIBIT A

EFACTOR GROUP CORP.

PURCHASER QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:
2. The relationship between the Purchaser and the registered holder listed in response to item 1 above:
3. The mailing address of the registered holder listed in response to item 1 above:
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:
5. Address to which a certificate for the Shares are to be mailed:

Attn: